UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 24, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 3COM Corporation 2003 Stock Plan
EX-10.2 3COM Corporation 1984 Employee Stock Purchase Plan

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Retirement of Dr. Raj Reddy from 3Com Board of Directors
Dr. Raj Reddy, formerly a Class II member of our Board of Directors, has retired upon the expiration of his term immediately prior to the 2008 annual meeting of stockholders held on September 24, 2008, Beijing, China-time. Dr. Reddy retired due to the mandatory retirement provision set forth in the Company’s Board Guidelines on Corporate Governance Issues. Accordingly, the Board of Directors did not nominate Dr. Reddy for re-election at the annual meeting.
Election of Kathleen A. Cote to 3Com Board of Directors
On September 24, 2008, Beijing, China-time, 3Com Corporation’s Board of Directors elected Kathleen A. Cote to our Board of Directors as a Class I director and a member of our Board’s Audit & Finance and Nominating & Governance Committees, effective on September 25, 2008 (U.S. time). Ms. Cote’s election was effective immediately and, in accordance with our bylaws, is for a term expiring at the 2009 Annual Meeting of Stockholders. The Board also determined that Ms. Cote is an “independent” member of our Board, as such term is defined by The Nasdaq Stock Market LLC, and is an “independent outside director,” as such term is defined by leading proxy advisory firms. The Board also determined that Ms. Cote meets all of the requirements of Nasdaq and the SEC to be a member of the committees to which she has been appointed. Finally, the Board determined that Ms. Cote is an “audit committee financial expert” as such term is defined by the SEC, and is financially sophisticated under Nasdaq standards. Ms. Cote’s election was made upon the recommendation of the Board’s independent Nominating and Governance Committee, which conducted an extensive search for a replacement for Dr. Raj Reddy. The Board enlarged the size of the Board to seven and elected Ms. Cote to fill the vacancy created by such enlargement.
Kathleen A. Cote, age 59, is a private investor and advisor providing strategic and operational expertise to technology companies. From May 2001 through June 2003, she was chief executive officer of Worldport Communications, Inc., a provider of internet managed services to the European market. In January 1998, Ms. Cote founded Seagrass Partners, a provider of expertise in business planning and strategic development, and served as its president until May 2001. From November 1996 to January 1998, Ms. Cote served as chief executive officer of Computervision Corporation, an international provider of software for data management and product development software and services. From November 1986 to November 1996, she held various senior management positions with Computervision Corporation. In January 1998, Computervision Corporation was acquired by Parametric Technology Corporation. Ms. Cote is also a director of Western Digital Corporation, Forgent Networks, Inc. (d/b/a Asure Software) and VeriSign, Inc.
Ms. Cote will be entitled to the director compensation for outside directors and a standard indemnification agreement, as further described in our 2008 proxy statement filed with the SEC on August 14, 2008.
Approval of Amendments to 2003 Stock Plan and 1984 Employee Stock Purchase Plan
2003 Plan
At the annual meeting of stockholders of 3Com Corporation held on September 24, 2008, Beijing, China-time, the Company’s stockholders approved an amendment to the Company’s 2003 Stock Plan to:
•	increase by 23,000,000 the number of shares of common stock available for grant under the 2003 Stock Plan;

•	require that shares subject to awards of restricted stock or restricted stock units be counted as 1.43 shares for every one (1) share subject to such award for purposes of calculating the overall limit on total shares available for grant under the 2003 Stock Plan;

•	clarify the method of counting awards of Stock Appreciation Rights, or SARs, such that awards of SARs be counted as one (1) share for every one (1) share covered by the SAR award for purposes of calculating the overall limit on total shares available for grant under the 2003 Stock Plan; and

•	change the provisions relating to automatic grants of options to new independent directors to
(i)	move the date of their initial grants from “the board meeting after they join the board” to the “fifth trading day of the month after the month in which they joined” and

(ii)	delete the requirement that independent directors serve for six months before being eligible for an annual grant at the annual stockholders’ meeting.
In addition, our Board has agreed to limit the “burn rate” of share issuances under the 2003 Stock Plan and other compensatory 3Com equity plans over a three-year period, as described in our 2008 proxy statement.
The Company’s executive officers and directors are eligible to receive awards under the 2003 Stock Plan in accordance with the terms and conditions of the 2003 Stock Plan.
1984 ESPP
At the annual meeting of stockholders of 3Com Corporation held on September 24, 2008, Beijing, China-time, the Company’s stockholders approved an increase in the number of shares of our common stock reserved under our 1984 Employee Stock Purchase Plan, as amended, by 8,000,000 shares. Any employee of 3Com or any present or future subsidiary corporation (as defined by Section 424 of the Internal Revenue Code) of 3Com (including any officer or director who is also an employee) is eligible to participate in the ESPP as long as the employee is customarily employed for at least 20 hours per week. Employees of our H3C Technologies Co., Limited subsidiary (and its subsidiaries) and our employees that are Chinese citizens working China, however, are not eligible at this time.
ITEM 8.01 Other Events
3Com Corporation today announced that it has been authorized by its board of directors to institute a stock repurchase program of up to $100 million, effective for one year. Stock repurchases under this program may be made through open-market and privately negotiated transactions at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements and other market conditions. The stock repurchase program may be limited or terminated at any time without prior notice.
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our stock repurchase program. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to: our ability to implement this program; our ability to make appropriate, timely and beneficial decisions as to when, how and if to purchase shares under the program; and other risks detailed in the Company’s filings with the SEC, including those set forth in the Company’s annual report filed with the SEC on Form 10-K for the year ended May 30, 2008.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

10.1	3Com Corporation 2003 Stock Plan, as amended and approved by stockholders on September 24, 2008 (Beijing, China-time)*

10.2	Amended and Restated 3Com Corporation 1984 Employee Stock Purchase Plan, as approved by stockholders on September 24, 2008 (Beijing, China-time)*

*	Indicates a management contract or compensatory plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: September 24, 2008	By:	/s/ Neal D. Goldman
Neal D. Goldman
Executive Vice President, Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	3Com Corporation 2003 Stock Plan, as amended and approved by stockholders on September 24, 2008 (Beijing, China-time)*

10.2	Amended and Restated 3Com Corporation 1984 Employee Stock Purchase Plan, as approved by stockholders on September 24, 2008 (Beijing, China-time)*

*	Indicates a management contract or compensatory plan